NUVEEN NEW MEXICO MUNICIPAL BOND FUND

SUPPLEMENT DATED May 13, 2022

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED SEPTEMBER 30, 2021

1.	The first investment restriction in the first paragraph of the section “Investment Restrictions” is deleted in its entirety and replaced with the following:

(1)   Make any investment inconsistent with a Fund’s classification as a diversified company under the 1940 Act.

2.	The third paragraph of the section “Investment Restrictions” is deleted in its entirety and replaced with the following:

With respect to the limitation in number (1) above, each Fund is currently classified as a diversified fund under the 1940 Act. This means that a Fund may not purchase securities of an issuer (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) repurchase agreements fully collateralized by U.S. government securities, or (iii) securities issued by other investment companies) if, with respect to 75% of its total assets, (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of total assets, a Fund can invest more than 5% of its assets in one issuer.

PLEASE KEEP THIS WITH YOUR

STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-NMSAI-0522P